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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 21, 2001

                         ADAPTIVE BROADBAND CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

     000-7428                                              94-1668412
(Commission File No.)                          (IRS Employer Identification No.)

                              1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 732-4000


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Item 5.  Other Events.

      Adaptive Broadband Corporation (the "Company") announced that it was advised by Nasdaq on May 21, 2001 that its securities would be delisted from the Nasdaq Stock Market effective with the open of business on May 22, 2001. The Company currently intends to request a review of Nasdaq's delisting decision as permitted by Nasdaq's rules. The Company is not able to provide assurance that any request for review that it may make will be successful. The Company's press release dated May 22, 2001, entitled "Adaptive Broadband Announces Nasdaq Delisting," is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

      99.1 Press Release, dated May 22, 2001, entitled "Adaptive Broadband Announces Nasdaq Delisting."

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Adaptive Broadband Corporation

Dated:  May 22, 2001                By: /s/  Kenneth J. Wees
                                       ---------------------------------
                                       Kenneth J. Wees
                                       Vice President, General Counsel
                                       and Secretary

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                               INDEX TO EXHIBITS


      99.1 Press Release, dated May 22, 2001, entitled "Adaptive Broadband Announces Nasdaq Delisting."

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